Exhibit 99.1

Investor Overview June 2007

Forward Looking Statements Some of the statements made by Global Telecom & Technology, Inc. ("GTT") in this presentation, including without limitation statements regarding GTT's anticipated future growth, financial performance and potential mergers and acquisitions activity, are forward-looking in nature. GTT intends that any forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be covered by the safe harbor provisions for such statements contained in Section 21E of the Exchange Act. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "may," "will," "should," "expects," "anticipates," "intends," "plans," "believes," "estimates," "predicts," "potential," "continues" and similar expressions are forward-looking statements. We caution you that forward-looking statements are not guarantees of performance. We undertake no obligation and disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual future results to differ materially from those projected or contemplated in the forward- looking statements. GTT believes that these risks include, but are not limited to: GTT's ability to develop and market new products and services that meet customer demands and generate acceptable margins; GTT's reliance on several large customers; the complexities of carrying on business on an international basis; GTT's ability to negotiate and enter into acceptable contract terms with its suppliers; GTT's ability to attract and retain qualified management and other personnel; continued development of GTT's information technology platforms; failure of the third-party communications networks on which GTT depends; GTT's ability to successfully complete the integration of its operating companies acquired in October 2006; and competition and other risks associated with the communications sector in general and the multi-network operator sector in particular. Additional information concerning these and other important factors can be found under the heading "Risk Factors" in GTT's annual and quarterly reports filed from time to time with the Securities and Exchange Commission including, but not limited to, its Annual Report on Form 10-K filed in April 2007 and its Quarterly Report on Form 10-Q filed in May 2007. Statements in this presentation should be evaluated in light of these important factors.

Company Overview

- Global Telecom & Technology, Inc. (OTC: GTLT)
  - GTT formed in Oct 2006 via combination of European Telecommunications & Technology (ETT) and Global Internetworking, Inc. (GII)
  - Global multi-network operator (MNO) providing worldwide data and network services to enterprise, carrier and government customers
- GTT is a Leading Multi-Network Operator
  - Leverages extensive carrier relationships to deliver customized solutions
  - Vendor and technology neutral approach to solution delivery
  - Provides single platform for network service and management needs
  - Provides cost efficient and comprehensive network services worldwide
    - Specializes in complex and difficult to serve locations
  - 24x7 network monitoring, SLAs, and single billing/service management
- CMD -- Unique Intellectual Capital
  - Robust network design, pricing, provisioning and management/ops tool
    - Significant competitive advantage to GTT
    - Central "engine" for network management, maintenance, reporting and billing
  - Over 100 telecom partner vendors, continuously updated and expanded
    - Populated with over 96K carrier points of presence (POPs) in over 50K unique end-user building locations

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Copyright © 2006 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

Company Overview (cont.) Blue Chip customer base Over 200 enterprise, carrier, government customers providing service to over 50 countries Headquartered in metro Washington, D.C. Offices in London, New York, Paris, Dusseldorf, New Delhi 24x7 NOCs in London & metro Washington, D.C. Our platform enables us to service anyone, anywhere Our management team is deep and seasoned We have a public currency to support our strategy FY01 FY02 FY03 FY04 FY05 FY06 Total GTT 16.585 28.359 37.3 43.7 48.5 52 31% CAGR (1) Combining Fiscal Years of GII, which End Sept. 30th with Fiscal Years of ETT which end Dec. 31st. ETT figures except 2005 are UK GAAP and have been converted to USD using annual average exchange rates. FY 2006 revenue is Non-GAAP Combined (See Annex A) Strong combined historical revenue growth(1)

Investment Characteristics

Key Financial Information	
Total Shares Outstanding: **11.7 million***	Warrants Outstanding: **24.18 million**
2006 Revenue: **$52 million****	1Q07 Cash: **$3.7 million**
2006 Gross margin of **29%****	1Q07 Debt: **$10 million**

- GTT is a low cap ex, high growth business model
  - Third party network strategy gives company ability to grow business without major capex investments
  - Supplier agreements aligned with customer commitments
  - Operational leverage
    - Existing business structure can support significant revenue growth
- Market demand for GTT services growing
  - Technology advancements, network complexity, increased e-business and multi-national businesses are driving demand
  - Enterprises need responsive, simplified and reliable service provider to outsource network services
  - Carriers requiring simplified and reliable off-net solutions
- Veteran telecom board experienced in telecom, high growth strategy, M&A and integration
  - **H. Brian Thompson** (LCI, Qwest, Global Telesystems, Comsat), **Morgan O'Brien** (Nextel), **Joe Bruno** (KPMG, Coopers & Lybrand, Building Hope), **Didier Delepine** (Equant), **Howard Janzen** (Sprint), **Rod Hackman**, (Kidder Peabody, PWC, Mercator Partners), **Sudhakar Shenoy** (Information Management Consulting, Northern Virginia Technology Council), **Rick Calder** (InPhonic, Broadwing, WinStar, MCI) and **Mike Keenan** (Global Internetworking)

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Notes: * As of May 7, 2007
**Non-GAAP Combined (See Annex A)

Copyright © 2006 Global Telecom & Technology, Inc. All Rights Reserved. www.gt-t.net

Customers Across Enterprise and Carrier Markets In addition to these named customers, GTT also serves: One of the largest global auto manufacturers One of the largest global banking institutions One of the largest U.S. wireless service providers Several prime U.S. government contractors Several significant media companies and cable providers Carriers Enterprise, Government, Systems Integrators BCE Nexxia Corp Bezeq International Comsat International Equant KPN International Network Services Telefonica Airbus North America Avaya Tandberg Television U.S. Defense Contract Management Agency U.S. Defense Information Technology Contracting Organization

Scope: Airbus North America needed a cost-effective, reliable solution to link sites within the U.S. Opportunity: GTT was contracted to provide basic network optimization, monitoring and management between 4 U.S-based sites. Implementation: During the design process GTT determined that there was significantly larger capacity requirement. Airbus NA also saw the need to strengthen its business-continuity capabilities. GTT Customer Solutions - Enterprise Before End User Hub End User Solution: A rapidly implemented 2.488-Gbps OC48 self-healing fiber ring running Ethernet- over-SONET, providing Gigabit Ethernet service for Airbus's data transport and bandwidth- intensive applications End User After GTT Hub 2 GTT Hub 1 GTT Hub 4 GTT Hub 3 End User End User End User End User End User End User End User

Scope: Major wireless carrier wanted to reduce RAN costs and increase backhaul network diversity and resiliency Opportunity: 3rd tier U.S. market where carrier had limited knowledge and relationships with connectivity providers. Customer first approached major Local Exchange Carrier for solution, but the proposed design was not cost effective and failed to address vendor diversity requirements. Solution: Innovative Multi-vendor solution that dramatically reduced company's backhaul costs GTT Customer Solutions - Carrier Base Station Base Station Base Station MTSO Base Station Base Station Before Base Station Base Station Base Station MTSO Base Station Base Station GTT Hub GTT Hub After

First Quarter & Full Year 2006 Results Company reported results for FY 2006 and 1Q07 compared to year ago periods ($ millions, except per share data): FY 2006 FY 2005 Q1 2007 Q1 2006 Reported revenue(a) $10.5 $0 $13.6 $0 Non-GAAP combined revenue(b) $52.0(c) $50.0 $13.7(d) $12.4(e) Operating expenses $12.3 $0.4 $16.7 $0.3 Operating loss $(1.8) $(0.4) $(3.1) $(0.3) Adjusted EBITDA $(1.1)(f) $(1.1)(f) $(0.8)(g) $(0.3)(g) Other income (expense) Interest and other income, net of expense $2.1 $1.3 $(0.1) $0.6 Derivative financial instruments $(1.9) $0.8 __--- $(3.7) Total other income (expense) $0.2 $2.0 $(0.1) $(3.1) Income (loss) before income taxes $(1.7) $1.7 $(3.2) $(3.4) Net income (loss) $(1.8) $1.4 $(3.0) $(3.5) Note: Prior to the acquisition in October 2006 the company had no material business or operations. (a), (b), (c), (d), (e), (f), (g): See Appendix 1 for footnotes

Growth Objectives Aggressively grow revenue organically and through acquisitions Organic annual growth objective of between 20%-30% Targeting adding revenue through acquisitions of $100 million in each 2007/2008 and 2009 Targeting a revenue run rate of $300 million by 2009 Full Year 2007 Revenue $62-68 million Gross Margins 28-30% SG&A(2) $17-18 million Adjusted EBITDA margin percentage negative in Q1 and Q2 - mid single digit range by year-end 2007 Guidance(1) 2007 Guidance provided as of May 17, 2007 Excluding restructuring and severance costs, other non-recurring expenses and non-cash equity compensation

Corporate Strategy Establish a single global GTT operating platform Build a global sales organization with worldwide presence Build a global operations organization with common IT, legal and financial infrastructure Implement common best practices and reduce corporate cost structure Drive rapid global sales and marketing expansion Increase direct quota bearing sales force in US and Europe Expand existing carrier, enterprise and government sales initiatives through new global account teams Build alternative sales channels with marketing partners, agents, integrators and other partner opportunities Pursue complementary M&A opportunities Expand customer base and global reach Add product capability, particularly in enterprise wireless services

Investor Overview Appendix June 2007

Appendix 1: Footnotes to YE 2006 & Q1 2007 Table Reflects revenues of GTT for the periods presented. Prior to the acquisition of GII and ETT (the "Acquisitions"), GTT had no material business or operations. Reflects the arithmetic combination of the revenues of GTT, GII and ETT for the periods presented. See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation of these revenues in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information". Includes $0.8 million of deferred revenues received in the relevant periods that were recorded as goodwill net of cost in connection with the Acquisitions. See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information". Includes $0.17 million of deferred revenues received in the relevant periods that were recorded as goodwill net of cost in connection with the Acquisitions. See "Annex A: Non-GAAP Financial Information-Non-GAAP Revenue." Reflects the arithmetic combination of the revenues of GTT, GII and ETT for the three month period ended March 31, 2006. See "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information" for more information regarding the computation of these revenues. See the tables attached to this press release for more information regarding the revenues, computed under U.S. GAAP, of GTT, GII and ETT for this period. See Global Telecom and Technology Fourth Quarter and Year End 2006 earnings release dated March 28, 2007 for more information regarding the computation of Adjusted EBITDA in "Annex A: Non-GAAP Financial Information-Non-GAAP Combined Financial Information". See "Annex A: Non-GAAP Financial Information-Adjusted EBITDA" for more information regarding the computation of Adjusted EBITDA.

Annex A: Non-GAAP Financial Information Non-GAAP Combined Financial Information Because GTT was a company with no material business or operations prior to the completion of the Acquisitions on October 15, 2006, GTT is presenting its results of operations, combined on an arithmetic basis, with those of GII and ETT for the relevant periods of each company during the quarter ended March 31, 2006. We refer to such combined financial information as being presented on a "non-GAAP combined" basis. Such non-GAAP combined financial information only constitutes the arithmetic sums described above with respect to the three months ended March 31, 2006 and does not give effect to purchase accounting, cost savings, interest expense or other pro forma adjustments resulting from the Acquisitions of GII and ETT for that period. GTT is presenting and analyzing non-GAAP combined financial information because management believes that presenting such non-GAAP financial information will be useful to investors for comparative purposes. Because of the method by which the non-GAAP combined financial information was compiled, GTT's analysis compares results of different companies over different periods using different bases of accounting, and the non-GAAP combined financial information may not be indicative of GTT's future results or of what GTT's results would have been had the Acquisitions of GII and ETT occurred as of the first day of the periods presented. Therefore, you should not consider the non-GAAP combined financial information in isolation or view it as a substitute for any financial information of GTT, GII or ETT that is prepared in accordance with GAAP. You should read the non-GAAP combined financial information and this analysis in conjunction with the separate financial statements of the companies included in this press release, along with the financial statements and discussion of those financial statements that will be included in GTT's quarterly report on Form 10-Q for the three months ended March 31, 2007. Non-GAAP Revenue Non-GAAP revenue for the three months ended March 31, 2007 is the arithmetic combination of the revenue of GTT, GII and ETT for such period, as described above under "-Non-GAAP Combined Financial Information." Under SFAS No. 141, $0.2 million of deferred revenue that existed as of October 15, 2006 and was received by GTT during the three month period ended March 31, 2007 was not included in GTT's reported revenues for that period and was instead recorded as a part of goodwill, net of cost, as a result of the Acquisitions. Non-GAAP revenue for the quarter ended March 31, 2007 includes such deferred revenues. Non-GAAP Gross Margin Non-GAAP gross margin for the three months ended March 31, 2007 includes the effect of $0.2 million of cost of revenues associated with the $0.2 million of deferred revenues that are included in non-GAAP combined revenues. Adjusted EBITDA Adjusted EBITDA represents operating income before depreciation and amortization on a non-GAAP combined basis for the quarter ended March 31, 2007 and adjusted to take account of deferred revenues (and associated expenses) that were eliminated as a result of purchase accounting adjustments in connection with the Acquisitions for the three months ended March 31, 2007; in each case further adjusted to exclude certain one-time expenses including costs associated with the completion of the Acquisitions, employee terminations and other non- recurring items. GTT presents Adjusted EBITDA as a supplemental measure of GTT's performance. GTT also presents Adjusted EBITDA because GTT believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry and in measuring the ability of issuers to meet debt service obligations. In evaluating Adjusted EBITDA, you should be aware that in the future GTT may incur expenses similar to the adjustments in this presentation. GTT's presentation of Adjusted EBITDA should not be construed as an inference that GTT's future results will be unaffected by unusual or non- recurring items. Adjusted EBITDA is not a measurement of GTT's financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.

Annex A: Non-GAAP Financial Information (cont.) The following is a reconciliation of Adjusted EBITDA to operating income: -------------------------------- Represents operating loss on a non-GAAP combined basis. See "-Non-GAAP Combined Financial Information." Represents deferred revenue that existed as of October 15, 2006 and was received by GTT during the three months ended March 31, 2007 but was recorded as a part of goodwill, net of cost, as a result of the Acquisitions. Represents $0.2 million of cost of revenues associated with the $0.2 million of deferred revenues. Represents expenses associated with employee terminations and one time items.